                                                                   EXHIBIT 10.01


                           CARAUSTAR INDUSTRIES, INC.

                                   AS ISSUER,

                          THE GUARANTORS PARTY HERETO

                                      and

                             THE BANK OF NEW YORK,

                                   AS TRUSTEE

                       ----------------------------------

                                   INDENTURE

                           DATED AS OF MARCH 29, 2001

                      ------------------------------------

                                  $29,000,000
                          7-1/4% SENIOR NOTES DUE 2010

                             CROSS REFERENCE TABLE*

Trust Indenture                                                                                                Indenture
Act Section                                                                                                     Section
---------------                                                                                                --------
310(a)(1)......................................................................................................    7.10
(a)(2).........................................................................................................    7.10
(a)(3).........................................................................................................    N.A.
(a)(4).........................................................................................................    N.A.
(a)(5).........................................................................................................    7.10
(b)............................................................................................................    7.10
(c)............................................................................................................    N.A.

311(a).........................................................................................................    7.11
(b)............................................................................................................    7.11
(c)............................................................................................................    N.A.

312(a)..........................................................................................................   2.5
(b)............................................................................................................   11.3
(c)............................................................................................................   11.3

313(a).........................................................................................................    7.6
(b)(1).........................................................................................................    N.A.
(b)(2).........................................................................................................    7.6, 7.7
(c)............................................................................................................    7.6
(d)............................................................................................................    7.6

314(a).........................................................................................................    4.13
(b)............................................................................................................    N.A.
(c)(1).........................................................................................................   11.4
(c)(2).........................................................................................................   11.4
(c)(3).........................................................................................................    N.A.
(d)............................................................................................................    N.A.
(e)............................................................................................................   11.5
(f)............................................................................................................    N.A.

315(a).........................................................................................................    7.1
(b)............................................................................................................   11.2
(c)............................................................................................................    7.1
(d)............................................................................................................    7.1
(e)............................................................................................................    6.14

316(a)(last sentence)..........................................................................................    2.9
(a)(1)(A)......................................................................................................    6.12
(a)(1)(B)......................................................................................................    6.13
(a)(2).........................................................................................................    N.A.
(b)............................................................................................................    6.8
(c)............................................................................................................    2.12

317(a)(1).......................................................................................................   6.3
(a)(2)..........................................................................................................   6.4
(b).............................................................................................................   2.4

318(a).........................................................................................................   11.3
(b)............................................................................................................    N.A.
(c)............................................................................................................   11.1

"N.A." means "Not Applicable."
*This Cross Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

ARTICLE 1......................................................................................................      1
DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................................      1
   SECTION 1.01   DEFINITIONS..................................................................................      1
   SECTION 1.1.   OTHER DEFINITIONS............................................................................      7
   SECTION 1.2.   INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT............................................      8
   SECTION 1.3.   RULES OF CONSTRUCTION........................................................................      8
ARTICLE 2......................................................................................................      9
THE NOTES......................................................................................................      9
   SECTION 2.1.   FORM AND DATING..............................................................................      9
   SECTION 2.2.   EXECUTION AND AUTHENTICATION.................................................................      9
   SECTION 2.3.   REGISTRAR AND PAYING AGENT...................................................................     10
   SECTION 2.4.   PAYING AGENT TO HOLD MONEY IN TRUST..........................................................     10
   SECTION 2.5.   HOLDER LISTS.................................................................................     11
   SECTION 2.6.   TRANSFER AND EXCHANGE........................................................................     11
   SECTION 2.7.   REPLACEMENT NOTES............................................................................     18
   SECTION 2.8.   OUTSTANDING NOTES............................................................................     18
   SECTION 2.9.   TREASURY NOTES...............................................................................     19
   SECTION 2.10.  TEMPORARY NOTES..............................................................................     19
   SECTION 2.11.  CANCELLATION.................................................................................     19
   SECTION 2.12.  RECORD DATE..................................................................................     19
   SECTION 2.13.  DEFAULTED INTEREST...........................................................................     20
   SECTION 2.14.  CUSIP NUMBERS................................................................................     20
ARTICLE 3......................................................................................................     20
REDEMPTION AND PREPAYMENT......................................................................................     20
   SECTION 3.1.   NOTICES TO TRUSTEE...........................................................................     20
   SECTION 3.2.   SELECTION OF NOTES TO BE REDEEMED............................................................     20
   SECTION 3.3.   NOTICE OF REDEMPTION.........................................................................     21
   SECTION 3.4.   EFFECT OF NOTICE OF REDEMPTION...............................................................     22
   SECTION 3.5.   DEPOSIT OF REDEMPTION PRICE..................................................................     22
   SECTION 3.6.   NOTES REDEEMED IN PART.......................................................................     22
   SECTION 3.7.   OPTIONAL REDEMPTION..........................................................................     22
   SECTION 3.8.   MANDATORY REDEMPTION.........................................................................     23
ARTICLE 4......................................................................................................     23
COVENANTS......................................................................................................     23
   SECTION 4.1.   PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST....................................................    23
   SECTION 4.2.   MAINTENANCE OF OFFICE OR AGENCY...............................................................    23
   SECTION 4.3.   MONEY FOR PAYMENTS TO BE HELD IN TRUST........................................................    24
   SECTION 4.4.   COMPLIANCE CERTIFICATE........................................................................    25
   SECTION 4.5.  EXISTENCE......................................................................................    26
   SECTION 4.6.  MAINTENANCE OF PROPERTIES......................................................................    26
   SECTION 4.7.  PAYMENT OF TAXES AND OTHER CLAIMS..............................................................    26
   SECTION 4.8.  LIMITATIONS ON LIENS...........................................................................    26
   SECTION 4.9.  LIMITATIONS ON SALE AND LEASE-BACK.............................................................    28
   SECTION 4.10. WAIVER OF CERTAIN COVENANTS....................................................................    28
   SECTION 4.11. TAX INFORMATION................................................................................    29
   SECTION 4.12. ADDITIONAL SUBSIDIARY GUARANTEES...............................................................    29
   SECTION 4.13.  REPORTS.......................................................................................    29
ARTICLE 5.......................................................................................................    30
SUCCESSORS......................................................................................................    30
   SECTION 5.1.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS...........................................    30
   SECTION 5.2.  SUCCESSOR SUBSTITUTED..........................................................................    31
ARTICLE 6.......................................................................................................    32
DEFAULTS AND REMEDIES...........................................................................................    32

   SECTION 6.1.  EVENTS OF DEFAULT..............................................................................    32
   SECTION 6.2.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.............................................    33
   SECTION 6.3.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE................................    34
   SECTION 6.4.  TRUSTEE MAY FILE PROOFS OF CLAIM...............................................................    35
   SECTION 6.5.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.........................................    35
   SECTION 6.6.  APPLICATION OF MONEY COLLECTED.................................................................    36
   SECTION 6.7.  LIMITATION ON SUITS............................................................................    36
   SECTION 6.8.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST......................    37
   SECTION 6.9.  RESTORATION OF RIGHTS AND REMEDIES.............................................................    37
   SECTION 6.10. RIGHTS AND REMEDIES CUMULATIVE.................................................................    37
   SECTION 6.11. DELAY OR OMISSION NOT WAIVER...................................................................    37
   SECTION 6.12. CONTROL BY HOLDERS.............................................................................    38
   SECTION 6.13. WAIVER OF PAST DEFAULTS........................................................................    38
   SECTION 6.14. UNDERTAKING FOR COSTS..........................................................................    39
   SECTION 6.15. WAIVER STAY OR EXTENSION LAWS..................................................................    39
ARTICLE 7.......................................................................................................    39
TRUSTEE.........................................................................................................    39
   SECTION 7.1.  DUTIES OF TRUSTEE..............................................................................    39
   SECTION 7.2.  RIGHTS OF TRUSTEE..............................................................................    41
   SECTION 7.3.  INDIVIDUAL RIGHTS OF TRUSTEE...................................................................    42
   SECTION 7.4.  TRUSTEE'S DISCLAIMER...........................................................................    42
   SECTION 7.5.  NOTICE OF DEFAULTS.............................................................................    42
   SECTION 7.6.  REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.....................................................    42
   SECTION 7.7.  COMPENSATION AND INDEMNITY.....................................................................    43
   SECTION 7.8.  REPLACEMENT OF TRUSTEE.........................................................................    44
   SECTION 7.9.  SUCCESSOR TRUSTEE BY MERGER, ETC...............................................................    45
   SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.................................................................     45
   SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.........................................     45
ARTICLE 8.......................................................................................................    45
LEGAL DEFEASANCE AND COVENANT DEFEASANCE........................................................................    45
   SECTION 8.1.  OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.......................................    45
   SECTION 8.2.  LEGAL DEFEASANCE AND DISCHARGE.................................................................    45
   SECTION 8.3.  COVENANT DEFEASANCE............................................................................    46
   SECTION 8.4.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.....................................................    46
   SECTION 8.5.  DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS
       PROVISIONS...............................................................................................    48
   SECTION 8.6.  REPAYMENT TO THE COMPANY OR THE GUARANTORS.....................................................    48
   SECTION 8.7.  REINSTATEMENT..................................................................................    49
ARTICLE 9.......................................................................................................    49
AMENDMENT, SUPPLEMENT AND WAIVER................................................................................    49
   SECTION 9.1.  WITHOUT CONSENT OF HOLDERS.....................................................................    49
   SECTION 9.2.  WITH CONSENT OF HOLDERS OF NOTES...............................................................    51
   SECTION 9.3.  COMPLIANCE WITH TRUST INDENTURE ACT............................................................    52
   SECTION 9.4.  REVOCATION AND EFFECT OF CONSENTS..............................................................    52
   SECTION 9.5.  NOTATION ON OR EXCHANGE OF NOTES...............................................................    53
   SECTION 9.6.  TRUSTEE TO SIGN AMENDMENTS, ETC................................................................    53
ARTICLE 10......................................................................................................    53
SUBSIDIARY GUARANTEES...........................................................................................    53
   SECTION 10.1. ABSOLUTE AND UNCONDITIONAL GUARANTEE..........................................................     53
   SECTION 10.2. SEVERABILITY..................................................................................     54
   SECTION 10.3. RELEASE OF A GUARANTOR........................................................................     54
   SECTION 10.4. LIMITATION OF GUARANTOR'S LIABILITY...........................................................     55
   SECTION 10.5. GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS............................................     55
   SECTION 10.6. CONTRIBUTION..................................................................................     56
   SECTION 10.7. WAIVER OF SUBROGATION.........................................................................     56

   SECTION 10.8. EXECUTION OF SUBSIDIARY GUARANTEE.............................................................     56
ARTICLE 11.....................................................................................................     57
MISCELLANEOUS..................................................................................................     57
   SECTION 11.1. TRUST INDENTURE ACT CONTROLS..................................................................     57
   SECTION 11.2. NOTICES.......................................................................................     57
   SECTION 11.3. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.................................     58
   SECTION 11.4. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT............................................     58
   SECTION 11.5. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.................................................     58
   SECTION 11.6. RULES BY TRUSTEE AND AGENTS...................................................................     59
   SECTION 11.7. NO PERSONAL LIABILITY OF PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AND STOCKHOLDERS
                      AND STOCKHOLDERS..........................................................................    59
   SECTION 11.8.  GOVERNING LAW.................................................................................    59
   SECTION 11.9.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.................................................    59
   SECTION 11.10. SUCCESSORS...................................................................................     59
   SECTION 11.11. SEVERABILITY/INDEPENDENCE OF COVENANTS.......................................................     60
   SECTION 11.12. COUNTERPART ORIGINALS........................................................................     60
   SECTION 11.13. TABLE OF CONTENTS, HEADINGS, ETC.............................................................     60

         INDENTURE dated as of March 29, 2001 among CARAUSTAR INDUSTRIES, INC., a North Carolina corporation (the "Company"), the Guarantors (as defined herein) and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

         The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the holders (the "Holders") of the 7-1/4% Series A Senior Notes due 2010 of the Company initially issued hereunder (the "Series A Notes") and the 7-1/4% Series B Senior Notes due 2010 of the Company issued in exchange for the Series A Notes pursuant to the Registered Exchange Offer (the "Series B Notes" and, together with the Series A Notes, the "Notes"):

                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01  DEFINITIONS.

         "Additional Interest" means the interest on the Notes (in addition to that set forth herein) that the Company may be required to pay pursuant to the terms of the Registration Rights Agreement and as such term is defined in the Registration Rights Agreement.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings.

         "Agent" means any Registrar, Paying Agent or co-registrar or any successor thereto.

         "Attributable Debt", when used in connection with a sale and lease-back transaction referred to herein shall mean, as of any particular time, the aggregate of present values (discounted at a rate per annum equal to the average interest borne by all Notes determined on a weighted average basis and compounded semi-annually) of the obligations of the Company or any Subsidiary for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board. Except as expressly set forth herein, any reference to the Board of Directors shall be a reference to the Board of Directors of the Company.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

         "Claim" means any claim arising from rescission of the purchase or sale of the Notes, for damages arising from the purchase or sale of the Notes or for reimbursement or contribution on account of such a claim.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Note to be redeemed that would be utilized, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Note.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotation, or (ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the quotations.

         "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the most recently prepared consolidated balance sheet of the Company and its Subsidiaries as of the end of a fiscal quarter of the Company, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities as shown on such balance sheet and (b) intangible assets. "Intangible assets" means the value (net of any applicable reserves), as shown on or reflected in such balance sheet of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational costs; and (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); but in no event shall the term "intangible assets" include product development costs.

         "Corporate Trust Office" means the principal office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered.

         "corporation" means a corporation, association, company, joint-stock company or business trust.

         "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

         "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.3 hereof as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture and, thereafter, "Depositary" shall mean or include such successor.

         "Domestic Subsidiary" means any Subsidiary (a) organized and existing under the laws of the United States or any state, territory or possession thereof, or the Commonwealth of Puerto Rico, (b) the operations of which are substantially conducted in the United States or its territories or possessions, or in the Commonwealth of Puerto Rico, or (c) a substantial portion of the assets of which are located in the United States or its territories or possessions, or in the Commonwealth of Puerto Rico. A "wholly owned Domestic Subsidiary" is any Domestic Subsidiary of which all outstanding securities having the voting power to elect the Board of Directors of such Domestic Subsidiary (irrespective of whether or not at the time securities of any other class or classes of such Domestic Subsidiary shall have or might have voting power by reason of the happening of any contingency) are at the time directly or indirectly owned or controlled by the Company, or by one or more wholly owned Domestic Subsidiaries, or by the Company and one or more wholly owned Domestic Subsidiaries.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations of the SEC promulgated thereunder.

         "Foreign Currency" means a currency or cash issued by the government of any country other than the United States of America or units based on or relating to such currencies (including European Currency Units) (such units, including European Currency Units, being hereinafter referred to as `composite currencies' or `basket currencies').

         "Foreign Subsidiary" means any Subsidiary not created or organized in the United States, any state thereof or the District of Columbia and that conducts substantially all of its operations outside of the United States.

         "Funded Indebtedness" means any Indebtedness maturing by its terms more than one year from the date of the determination thereof, including any Indebtedness renewable or extendible at the option of the obligor to a date later than one year from the date of the determination thereof.

         "Funding Guarantor" has the meaning provided in Section 10.6.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

         "Global Note" means a Note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 5 to the form of the Note attached hereto as Exhibit A.

         "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

         "Guarantee" means a guarantee or other assurance other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness.

         "Guarantors" means each of:

         (1)      the Subsidiaries of the Company a party hereto; and

         (2) any other Subsidiary that executes a Subsidiary Guarantee in accordance with Section 4.12 hereof;

and their respective successors and assigns.

         "Holder" and "Holder of Note" mean a Person in whose name a Note is registered.

         "Indebtedness" means (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and (vi) all Indebtedness of others guaranteed by the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries is otherwise responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

         "Indenture" means this Indenture, as amended, modified or supplemented from time to time.

         "Issue Date" means March 29, 2001.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in such asset, and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

         "Note Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "Notes" has the meaning in the introductory clause hereof.

         "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means, with respect to any Person, the Chief Executive Officer, the President, any Vice President whose principal duties relate to financial matters, the Chief Financial Officer, the Treasurer or the Secretary of such Person.

         "Officers' Certificate" means a certificate signed on behalf of a Person by two Officers of such Person, one of whom must be the principal executive officer, the principal financial officer or the principal accounting officer of such Person, which meets the applicable requirements of Section 11.4 hereof.

         "Opinion of Counsel" means a written opinion in form and substance reasonably satisfactory to and from legal counsel who is reasonably acceptable to the Trustee that meets the applicable requirements of Section 11.4 hereof. Such counsel may be an employee of or counsel to the Company, any Subsidiary of the Company, or the Trustee.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or agency or political subdivision there (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

         "Purchase Agreement" means the Purchase Agreement, dated as of March 22, 2001, by and between the Company and Credit Suisse/First Boston and the other parties thereto, as such Agreement may be amended, modified, or supplemented from time to time.

         "Principal Property" means any mill, manufacturing plant, building, structure or other facility (together with the land on which it is erected and improvements and fixtures comprising a part thereof) or other real property interest located in the United States (all such facilities or interests forming an integral part of a single development or operation being considered as one interest), owned or leased and having a gross book value as of the date of its determination in excess of 1% of Consolidated Net Tangible Assets, other than a facility or portion thereof (i) financed by means of industrial revenue bonds or
(ii) which, as determined in good faith by resolution of the

Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Subsidiaries taken as a whole.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Redemption Date", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Treasury Dealer" means (i) each of Credit Suisse/First Boston Corporation, Banc of America Securities LLC, Deutsche Banc Alex. Brown Inc. and SunTrust Equitable Securities Corporation and their respective successors; however, if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

         "Registered Exchange Offer" means the Registered Exchange Offer to be effected pursuant to, and as defined in, the Registration Rights Agreement.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 22, 2001, by and among the Company and the other parties named on the signature pages thereto, as such Agreement may be amended, modified, or supplemented from time to time.

         "Responsible Officer," when used with respect to the Trustee, means any officer within the corporate trust administration department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other employee to whom such matter is referred because of his knowledge of, and familiarity with, the particular subject.

         "SEC" means the Securities and Exchange Commission (or any successor federal regulatory body having similar jurisdiction).

         "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations of the SEC promulgated thereunder.

         "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

         "Subsidiary" means any corporation, association or other entity of which at least a majority of outstanding securities have the voting power to elect a majority of the Board of Directors of such entity (irrespective of whether or not at the time securities of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company, or by one or more of the Subsidiaries, or by the Company and one or more Subsidiaries.

         "Subsidiary Guarantee" means the Guarantees executed and delivered by each Guarantor with respect to the Company's Obligations under this Indenture and the Notes.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb), as in effect on the date on which this Indenture is qualified under the TIA, except as provided by Section 9.3 hereof.

         "Transfer Restricted Securities" means securities that bear or are required to bear the legend set forth in Section 2.6 hereof.

         "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "United States" means the United States of America excluding its territories and possessions, but including the Commonwealth of Puerto Rico.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Yield to Maturity" means the yield to maturity, computed on the Issue Date (or, if applicable, at the most recent redetermination of interest on such Note) and as set forth in such Note in accordance with generally accepted United States bond yield computation principles.

SECTION 1.1.  OTHER DEFINITIONS

                                                                                       Defined in
         Term                                                                            Section
         "Calculation Date".......................................................        1.1
         "Covenant Defeasance"....................................................        8.3
         "DTC"....................................................................        2.3
         "Event of Default".......................................................        6.1
         "Legal Defeasance".......................................................        8.2
         "Paying Agent"...........................................................        2.3
         "Purchase Date"..........................................................        3.9
         "Registrar"..............................................................        2.3
         "Series A Notes".........................................                 introductory clause
         "Series B Notes".........................................                 introductory clause

SECTION 1.2.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Notes;

         "indenture security holder" means a Holder of a Note;

         "indenture to be qualified" means this Indenture;

         "Indenture trustee" or "institutional trustee" means the Trustee;

         "obligors" on the Notes means the Company and any successor obligor upon the Notes.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

SECTION 1.3.  RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (1)      a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3)      "or" is not exclusive;

         (4) words in the singular include the plural, and in the plural include the singular;

         (5)      provisions apply to successive events and transactions; and

         (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

                                   ARTICLE 2.

                                    THE NOTES

SECTION 2.1.  FORM AND DATING.

         The Notes, the notation thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued initially in denominations of $1,000 and integral multiples thereof. Notes and the notation thereon relating to the Subsidiary Guarantees issued in global form shall be substantially in the form of Exhibit A attached hereto (including the text referred to in footnote 1 and the additional schedule referred to in footnote 5 thereto). Notes and the notation thereon relating to the Subsidiary Guarantees issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without including the text referred to in footnote 1 and the additional schedule referred to in footnote 5 thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section
2.6 hereof.

SECTION 2.2.  EXECUTION AND AUTHENTICATION.

         Two Officers of the Company shall sign the Notes by manual or facsimile signature. The seal of the Company, if any, shall be reproduced on the Notes and may be in facsimile form. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid. Each Guarantor shall execute the Subsidiary Guarantee in the manner set forth in Section 10.8. A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of the Trustee's certificate of authentication to be borne by the Notes shall be substantially as set forth in Exhibit A attached hereto. The Trustee shall, upon a written order of the Company signed by two Officers of the Company directing the Trustee to authenticate the Notes and certifying that all conditions precedent to the issuance of the Notes contained herein have been complied with, authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.7 hereof. The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so.

Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or Affiliates of the Company.

SECTION 2.3.  REGISTRAR AND PAYING AGENT.

         The Company shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. Such agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with
Section 7.7 hereof. The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes. The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes.

SECTION 2.4.  PAYING AGENT TO HOLD MONEY IN TRUST.

         The Company will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest (including Additional Interest), if any, on the Notes, and will promptly notify the Trustee of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all such money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all such money held by it to the Trustee and to account for any funds disbursed by it prior to such time. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. If the Company or a Subsidiary acts as Paying Agent, such Person shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by such Person as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent.

SECTION 2.5.  HOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee, at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders, including the aggregate principal amount of Notes held by each thereof, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.6.  TRANSFER AND EXCHANGE.

         (a) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented by a Holder to the Registrar with a request:

                  (x)      to register the transfer of the Certificated
                           Securities; or

                  (y) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                           (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

                           (ii) in the case of a Certificated Security that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

                                    (A)      if such Transfer Restricted
                                             Security is being delivered to the
                                             Registrar by a Holder for
                                             registration in the name of such
                                             Holder, without transfer, a
                                             certification to that effect from
                                             such Holder (in substantially the
                                             form of Exhibit B attached hereto);
                                             or

                                    (B)      if such Transfer Restricted
                                             Security is being transferred to a
                                             "qualified institutional buyer" (as
                                             defined in Rule 144A under the
                                             Securities Act) in accordance with
                                             Rule 144A under the Securities Act
                                             or pursuant to an exemption from
                                             registration in accordance with
                                             Rule 144 under the Securities Act,
                                             or pursuant to an exemption from
                                             registration in accordance with
                                             Rule 144 or Rule 904 under the
                                             Securities Act or pursuant to an
                                             effective registration statement
                                             under
                                             the Securities Act, a certification
                                             to that effect from such Holder (in
                                             substantially the form of Exhibit B
                                             attached hereto).

         (b) Transfer of a Certificated Security for a Beneficial Interest in a Global Note. A Certificated Security may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (i) if such Certificated Security is a Transfer Restricted Security, a certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Certificated Security is being transferred by such Holder either (x) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (y) based upon an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company, the Trustee and to the Registrar, pursuant to another exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act; and

                  (ii) whether or not such Certificated Security is a Transfer Restricted Security, written instructions from the Holder thereof directing the Trustee to make, or to direct the Note Custodian to make, an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, in which case the Trustee shall cancel such Certificated Security in accordance with Section 2.11 hereof and cause, or direct the Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased accordingly. If no Global Notes are then outstanding, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2 hereof, the Trustee shall authenticate, a new Global
                           Note in the appropriate principal amount.

         (c) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (e) of this Section 2.6), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (d) Transfer of a Beneficial Interest in a Global Note for a Certificated Security.

                  (i) Any Person having a beneficial interest in a Global Note may upon request exchange such beneficial interest for a Certificated Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                           (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect; or

                           (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Rule 904 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B attached hereto);

                           in which case the Trustee or the Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, cause the aggregate principal amount of Global Notes to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee, a Certificated Security in the appropriate principal amount.

                  (ii) Certificated Securities issued in exchange for a beneficial interest in a Global Note pursuant to this
                           Section 2.6(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Certificated Securities to the Persons in whose names such Notes are so registered.

         (e)      Authentication of Certificated Securities in Absence of
Depositary.

                  If at any time:

                  (i) the Depositary for the Notes notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes or has ceased to be a clearing agency registered under the Exchange Act and, in either case, a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or

                  (ii) the Company, at its sole discretion, notifies the Trustee in writing it elects to cause the issuance of Certificated Securities under this Indenture,

                  then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section
                  2.2 hereof, authenticate and deliver, Certificated Securities in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

         (f)      Legends.

                  (i) Except as permitted by the following paragraphs (ii) and (iii), each Note certificate evidencing Global Notes and Certificated Securities (and all Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the following form:

                           "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN
                  REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                           (A) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;

                           (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE

                  APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                           (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                           (A) in the case of any Transfer Restricted Security that is a Certificated Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Security that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                           (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.6(c) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Certificated Security that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B attached hereto).

                  (iii) Notwithstanding the foregoing, upon consummation of the Registered Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2 hereof, the Trustee shall authenticate, Series B Notes in exchange for Series A Notes accepted for exchange in the Registered Exchange Offer, which Series B Notes shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Notes, in each case unless the Holder of such Series A Notes is either (A) a broker-dealer who purchased such Series A Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the

                           Securities Act, (B) a Person participating in the distribution of the Series A Notes or (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Company.

         (g)      General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Certificated Securities and Global Notes at the Registrar's request.

                  (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.6 and 9.5 hereof).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Certificated Securities and Global Notes issued upon any registration of transfer or exchange of Certificated Securities or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Certificated Security or Global Notes surrendered upon such registration of transfer or exchange.

                  (v)      The Company shall not be required:

                           (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business 15 days before the date on which a notice of redemption is mailed under Section 3.3 hereof and ending at the close of business on the date on which such notice is mailed; or

                           (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

                           (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, interest (including Additional Interest), if any, on such Note, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Certificated Securities and Global Notes in accordance with the provisions of Section 2.2 hereof.

                  (viii) Each Holder of a Note agrees to indemnify the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's
                           Note in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

                  (ix) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         (h)      Cancellation and/or Adjustment of Global Notes.

         At such time as all beneficial interests in Global Notes have been exchanged for Certificated Securities, or are redeemed, repurchased or canceled, all Global Notes shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Certificated Securities, or are redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Note Custodian, at the direction of the Trustee, to reflect such reduction.

SECTION 2.7. REPLACEMENT NOTES.

         If any mutilated Note is surrendered to the Trustee, the Note Custodian, the Depositary or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Note if the Trustee's requirements for replacements of Notes are met. An indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company and the Trustee may charge for their expenses in replacing a Note. Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.8. OUTSTANDING NOTES.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. If a Note is replaced pursuant to Section 2.7 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser; provided, however, that the aggregate principal amount of the Notes shall not increase by reason of this Section 2.8 or Section 2.7 hereof. If the principal amount of any Note is considered paid under Section 4.1 hereof, it ceases to be outstanding and interest on it ceases to accrue. Subject to Section 2.9 hereof, a Note does not cease to be outstanding because the Company, a Guarantor or an Affiliate of the Company holds the Note. If the Paying Agent (other than the Company, a Guarantor or any Affiliate thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.9. TREASURY NOTES.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, notice, waiver, consent or other action:

         (1) Notes owned by the Company, a Guarantor or by any Affiliate thereof shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer actually knows to be so owned shall be so considered; and

         (2) Notes for whose payment or redemption money in the necessary amount has been heretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Note or Notes that have been fully defeased in accordance with Article 8 hereof shall be considered as though not outstanding.

SECTION 2.10. TEMPORARY NOTES.

         Until Certificated Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon a written order of the Company signed by two Officers of the Company directing the Trustee to authenticate the Notes and certifying that all conditions precedent to the issuance of the Notes contained herein have been complied with. Temporary Notes shall be substantially in the form of Certificated Securities but may have variations that the Company and the Trustee consider appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Certificated Securities in exchange for temporary Notes. Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11. CANCELLATION.

         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall return canceled Notes to the Company. The Company may not issue new Notes to replace Notes that the Company has redeemed or paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12. RECORD DATE.

         The record date for purposes of determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA Section 316(c).

SECTION 2.13. DEFAULTED INTEREST.

         If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 4.1 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to the Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.14. CUSIP NUMBERS.

         The Company in issuing the Notes may use CUSIP numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE 3.

                            REDEMPTION AND PREPAYMENT

SECTION 3.1. NOTICES TO TRUSTEE.

         If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.7 hereof and paragraph 5 of the Notes, it shall furnish to the Trustee, at least 30 days but not more than 60 days before the redemption date, an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

         The Company shall also provide the Trustee with any additional information that the Trustee reasonably requests in connection with any redemption.

         Except as expressly set forth herein, the Company shall have no right to redeem Notes.

SECTION 3.2. SELECTION OF NOTES TO BE REDEEMED.

         If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed among the Holders in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee in its sole discretion deems fair and appropriate; provided, however, that no Notes of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption. The Company shall promptly notify the Trustee in writing of the listing of the Notes on any national securities exchange and of any delisting thereof. The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.3. NOTICE OF REDEMPTION.

         At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address. The notice shall identify the Notes to be redeemed (including CUSIP numbers) and shall state:

         (a)      the redemption date;

         (b)      the redemption price;

         (c) if any Note is being redeemed in part, that, after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued in the name of the Holder thereof upon cancellation of the original Note;

         (d)      the name and address of the Paying Agent;

         (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

         (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.4. EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is mailed in accordance with Section 3.3 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.5. DEPOSIT OF REDEMPTION PRICE.

         Not less than one Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued interest (including Additional Interest), if any, on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest (including Additional Interest) on, all Notes to be redeemed.

         If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal from the redemption date until such principal is paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.1 hereof.

SECTION 3.6. NOTES REDEEMED IN PART.

         Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company, a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.7. OPTIONAL REDEMPTION.

         (a) The Notes are subject, at the election of the Company, to redemption as a whole or in part at any time upon not less than 30 nor more than 60 days' notice by mail at the greater of (i) 100% of the principal amount of the Notes being redeemed or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes (not including any portion of those payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis assuming a 360-day year consisting of twelve 30 day months at the Adjusted Treasury Rate plus 25 basis points plus, in each case, accrued and unpaid interest (including Additional Interest) on the Notes to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of the Notes of record at the close of business on the relevant Record Dates referred to on the face of the Notes.

         (b) In the event of redemption of the Notes in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         (c) Any redemption pursuant to this Section 3.7 shall be made, to the extent applicable, pursuant to the provisions of Sections 3.1 through 3.6 hereof.

SECTION 3.8. MANDATORY REDEMPTION.

         The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

                                   ARTICLE 4.

                                    COVENANTS

SECTION 4.1. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company covenants and agrees for the benefit of each Holder that it will duly and punctually pay the principal of and any premium and interest (including Additional Interest, if any) on the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 4.2. MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain within the City and State of New York an office or agency where Note may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purpose. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office as required in the preceding paragraph for the Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.3. MONEY FOR PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of or any premium or interest (including Additional Interest), if any, on the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest (including Additional Interest), if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Notes, it will, prior to each due date of the principal of or any premium or interest (including Additional Interest), if any, on the Notes, deposit with the Paying Agents a sum sufficient to pay the principal or any premium or interest (including Additional Interest), if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest (including Additional Interest), if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for the Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 4.3, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of or any premium or interest (including Additional Interest) on the Notes in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal or any premium or interest (including Additional Interest) on the Notes; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest (including Additional Interest) on any Note and remaining unclaimed for two years after such principal, premium or interest (including Additional Interest) has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 4.4. COMPLIANCE CERTIFICATE.

         (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that, to the best of his or her knowledge, each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto) and that, to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, or interest (including Additional Interest), if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

         (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or propose to take with respect thereto.

         (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.5. EXISTENCE.

         Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any such right if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 4.6. MAINTENANCE OF PROPERTIES.

         The Company will cause all Principal Properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.6 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 4.7. PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 4.8. LIMITATIONS ON LIENS.

         So long as any Notes are outstanding, the Company will not issue, assume or guarantee, and will not permit any Domestic Subsidiary to issue, assume or guarantee, any Indebtedness which is secured by a mortgage, pledge, security interest, lien or encumbrance (any mortgage, pledge, security interest, lien or encumbrance being hereinafter in this Article referred as a "lien" or "liens") of or upon any Principal Property of the Company or any such Domestic Subsidiary, or upon the shares of stock or Indebtedness of any Domestic Subsidiary, in each case whether now owned or hereafter acquired, without effectively providing that the Notes (together with, if the Company shall so determine, any other Indebtedness of the Company ranking equally with the Notes) shall be equally and ratably secured by a lien ranking ratably with and equal to (or at the Company's option senior to) the other secured Indebtedness; provided, however, that the foregoing restriction shall not apply to:

         (a)      liens on Indebtedness existing on the date of this Indenture;

         (b) liens on any assets of any corporation existing at the time such corporation becomes a Domestic Subsidiary;

         (c) liens on any assets existing at the time of acquisition of such assets by the Company or a Domestic Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Company or a Domestic Subsidiary or to secure any Indebtedness incurred, assumed or guaranteed by the Company or a Domestic Subsidiary prior to, at the time of, or within 180 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later) which Indebtedness is incurred, assumed or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement, the lien shall not apply to any Principal Property or shares of stock or Indebtedness of a Domestic Subsidiary theretofore owned by the Company or a Domestic Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located;

         (d) liens on any assets to secure Indebtedness of a Subsidiary to the Company or to any wholly owned Domestic Subsidiary;

         (e) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Domestic Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Company or a Domestic Subsidiary;

         (f) liens on any assets of the Company or a Domestic Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financings);

         (g) mechanics', materialmen's, carriers' or similar liens arising in the ordinary course of business (including in the construction of facilities) relating to obligations not due or which are being contested;

         (h) liens for taxes not due or being contested, landlords' liens, tenants' rights under leases, and similar liens not impairing the use of value of the property involved;

         (i) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any lien referred to in the foregoing clauses (a) to (h), inclusive; provided, however, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the assets which secured the lien so extended, renewed or replaced (plus improvements and construction on real property); and

         (j) liens not permitted by clauses (a) through (i) above if at the time of, and after giving effect to, the creation or assumption of any such lien, the aggregate amount of all Indebtedness of the Company and its Domestic Subsidiaries secured by all such liens not so permitted by clauses (a) through
(i) above together with the Attributable Debt in respect of Sale and Lease-Back Transactions permitted by paragraph (a) of Section 4.9 do not exceed 15% of Consolidated Net Tangible Assets.

         Notwithstanding any other provision contained herein, this Indenture will not restrict the Company or its Subsidiaries from incurring unsecured Indebtedness.

SECTION 4.9. LIMITATIONS ON SALE AND LEASE-BACK.

         The Company agrees that it will not, and will not permit any Domestic Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or a Domestic Subsidiary of any Principal Property, other than any such arrangement involving a lease for a term, including renewal rights, for not more than 3 years, whereby such property or asset has been or is to be sold or transferred by the Company or any Domestic Subsidiary to such Person (herein referred to as a "Sale and Lease-Back Transaction"), unless:

         (a) the Company or such Domestic Subsidiary would, at the time of entering into a Sale and Lease-Back Transaction, be entitled to incur Indebtedness secured by a lien on the Principal Property to be leased in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction without equally and ratably securing the Notes pursuant to Section 4.8; or

         (b) (i) the Company promptly informs the Trustee of such Sale and Lease-Back Transaction, (ii) the proceeds of the sale of the Principal Property to be leased are at least equal to the fair value of such Principal Property (as determined by Board of Directors of the Company) and (iii) an amount equal to the net proceeds from the sale of the Principal Property so leased are applied, within 180 days of the effective date of such Sale and Lease-Back Transaction to the purchase or acquisition (or, in the case of property, the construction) of property or assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or redemption provision) of Funded Indebtedness of the Company or a consolidated Domestic Subsidiary ranking on a parity with or senior to the Notes.

SECTION 4.10. WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 4.5, 4.8, 4.9 or 4.12 with respect to the Notes if before the time for such compliance the Holders of at least a majority in principal amount of the outstanding Notes shall either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive compliance with any covenant or condition hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such compliance, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of at least a majority in principal amount of the outstanding Notes shall have waived such compliance prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

SECTION 4.11. TAX INFORMATION.

         If the Trustee is requested or required to send Form 1099 (or any successor Form) to holders of the Notes, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on the Notes as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

SECTION 4.12. ADDITIONAL SUBSIDIARY GUARANTEES.

         If the Company or any of its Subsidiaries acquires or creates another Subsidiary (other than a Foreign Subsidiary) after the Issue Date, then that newly acquired or created Subsidiary shall become a Guarantor and execute a supplemental indenture in form and substance satisfactory to the Trustee pursuant to which, among other things, such Subsidiary shall accede to and assume the obligations of a Guarantor under Article 10 hereof and shall deliver an Opinion of Counsel to the Trustee within 10 Business Days of the date on which such Subsidiary was acquired or created. Any such Guarantee by a Subsidiary of the Notes shall provide by its terms that it will be automatically and unconditionally released and discharged upon any of the circumstances described in clauses (i) through (iv) of Section 10.3(a) hereof. Such supplemental indenture shall be in form and substance satisfactory to the Trustee and such Subsidiary shall accede to and assume the obligations of a Guarantor under Article 10 hereof (and any other applicable provision of this Indenture) and shall be accompanied by an Opinion of Counsel.

SECTION 4.13.  REPORTS.

         (a)      The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to
         Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Notes register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs
         (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the SEC.

         (b)      The Company shall at all times comply with TIA Section 314(a).

         (c) For so long as any Notes remain outstanding and are not freely transferable under the Securities Act, the Company shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

         (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE 5.

                                   SUCCESSORS

SECTION 5.1. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

         (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and any premium and interest (including Additional Interest) on, the Notes and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

         (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Notes equally and ratably with (or senior to) all Indebtedness secured thereby; and

         (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 5.2. SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 5.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of any such conveyance, transfer or lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE 6.

                              DEFAULTS AND REMEDIES

SECTION 6.1. EVENTS OF DEFAULT.

         "Event of Default", wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest (including Additional Interest) upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of the principal of (or premium, if any, on) any Note; or

         (c) default in the performance, or breach, of any covenant or warranty of the Company or any Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 45 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d) a default under any bond, debenture, note or other evidence of the Indebtedness of the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay such Indebtedness in a principal amount in excess of $15 million when due and payable at final maturity, after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness in a principal amount in excess of $15 million becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, and within a period of 15 days after there shall have been given, by overnight mail or other same day or overnight delivery service which can provide evidence of delivery, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Notes a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

         (e)      the entry by a court having jurisdiction in the premises of
(i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable

Federal or State bankruptcy, insolvency, reorganization or other similar law or
(ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (f) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 6.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default with respect to the Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal amount of all of the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, subject to Section 6.8, the Holders of a majority in principal amount of the Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

         (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all overdue interest (including Additional Interest), if any, on the Notes,

                  (ii) the principal of (and premium, if any, on) the Notes which have become due otherwise than by such declaration of acceleration and any interest (including Additional Interest), if any, thereon at the rate or rates prescribed therefor in the Notes,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in the Notes, and

                  (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

         (b) all Events of Default with respect to the Notes, other than the non-payment of the principal of the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 6.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 6.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.


         The Company covenants that if:

                  (1) default is made in the payment of any interest (including Additional Interest) on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Note,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on the Notes for principal and any premium and interest (including Additional Interest) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

         If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this

Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 6.4. TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including Additional Interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including Additional Interest) owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.5. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

         All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 6.6. APPLICATION OF MONEY COLLECTED.

         Any money or property collected or to be applied by the Trustee with respect to the Notes pursuant to this Article 6 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest (including Additional Interest), upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 7.7;

         SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest (including Additional Interest) on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and any premium and interest (including Additional Interest), respectively; and

         THIRD: To the payment of the remainder, if any, to the Company or any other Person or Persons entitled thereto.

SECTION 6.7. LIMITATION ON SUITS.

         No Holder of Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, assignee, trustee, liquidator or sequestrator (or other similar official) or for any other remedy hereunder, unless, subject to Section 6.8,

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

                  (b) the Holders of not less than 25% in principal amount of the Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee security or indemnity satisfactory to the Trustee in its reasonable judgment against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 6.8. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
         PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and any interest (including Additional Interest) on such Note when due and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 6.9. RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 6.10. RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.11. DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 6.12. CONTROL BY HOLDERS.

         The Holders of not less than a majority in principal amount of the Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (c) subject to the provisions of Section 7.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed is contrary to applicable law or this Indenture or may be unduly prejudicial to the Holders of Notes not joining in such direction.

SECTION 6.13. WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Notes may on behalf of the Holders of all the Notes waive any past default hereunder with respect to such series and its consequences, except a default

                  (a) in the payment of the principal of or any premium or interest (including Additional Interest) on any Note, or

                  (b) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Note affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

SECTION 6.14. UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder any Note by the acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including Additional Interest) on any Note on or after its due date.

SECTION 6.15. WAIVER STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7.

                                     TRUSTEE

SECTION 7.1. DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i)      this paragraph does not limit the effect of paragraph
                           (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.12 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (e) and (g) of this Section 7.1 and to Section 7.2.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g) Except with respect to Sections 4.1 and 4.4 hereof, the Trustee shall have no duties to inquire as to the performance of the Company's covenants in Article 4 hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.1(a) or 6.1(b) hereof or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 and to the provisions of the TIA.

SECTION 7.2. RIGHTS OF TRUSTEE.

         (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. Subject to Section 7.1(b)(ii) hereof, the Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

         (g) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

         (h) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 7.3. INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee, or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.4. TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document furnished or issued in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.5. NOTICE OF DEFAULTS.

         Within 90 days after the occurrence of any Default or Event of Default hereunder, the Trustee shall transmit by mail to all Holders of Notes, as their names and addresses appear in the note register maintained by the Registrar, notice of such Default or Event of Default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Notes; and provided further, that in the case of any Default or Event of Default of the character specified in Section 6.1(c) or (d) hereof, no such notice to Holders shall be given until at least 45 days and 15 days, respectively, after the occurrence thereof.

SECTION 7.6. REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

         Within 60 days after each December 15, beginning with the December 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

         A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange and of any delisting thereof.

SECTION 7.7. COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for its acceptance of this Indenture and for its services hereunder. To the extent permitted by law, the Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances, fees and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify and hold harmless the Trustee against any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes based on the income of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the reasonable costs and expenses actually incurred of enforcing this Indenture against the Company (including this Section 7.7) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, willful misconduct or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall reasonably cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

         To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium, if any, and interest (including Additional Interest), if any, on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(e) or (f) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

SECTION 7.8. REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

         (a)      the Trustee fails to comply with Section 7.10 hereof;

         (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a custodian or public officer takes charge of the Trustee or its property; or

         (d)      the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Holder who has been a Holder of a Note for at least six months, fails to comply with Section 7.10, such Holder may petition, at the expense of the Company, any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided, however, that all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under
Section 7.7 hereof
shall continue for the benefit of the retiring Trustee.

SECTION 7.9. SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking association, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

         There shall at all times be a Trustee hereunder that is a corporation or banking association organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.

         The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8.

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.1. OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

         The Company may, at the option of the Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.2 or 8.3 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8.

SECTION 8.2. LEGAL DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.2, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be deemed to have been discharged from their obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of

Section 8.5 hereof and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all their other obligations under such Notes and this Indenture (and the Trustee, on the written demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest (including Additional Interest), if any, on such Notes when such payments are due from the trust referred to in Section 8.5 hereof, (ii) the Company's obligations with respect to the Notes under Article 2 and Section 4.2 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and the Company's obligations in connection therewith and (iv) this
Article 8. Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3.

SECTION 8.3. COVENANT DEFEASANCE.

         Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.4 hereof, be released from their obligations under the covenants contained in Sections 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 and 4.12 with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, "Covenant Defeasance" means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.1 hereof of the option applicable to this
Section 8.3 hereof, subject to the satisfaction of the conditions set forth in
Section 8.4 hereof, Sections 6.1(c) through 6.1(d) hereof shall no longer constitute Events of Default.

SECTION 8.4. CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

         The following shall be the conditions to the application of either
Section 8.2 or 8.3 hereof to the outstanding Notes:

         In order to exercise either Legal Defeasance or Covenant Defeasance:

                  (i) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest (including Additional Interest), if any, on such outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether such Notes are being defeased to maturity or to a particular redemption date;

                  (ii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (iii) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (iv) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Sections 6.1(e) or 6.1(f) hereof are concerned, at any time in the period ending on the 91st day after the date of deposit (or greater period of time in which any such deposit of trust funds may remain subject to bankruptcy or insolvency laws insofar as those apply to the deposit by the Company);

                  (v) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound;

                  (vi) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, as of the date of such opinion, assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and assuming no Holder of Notes is an insider of the Company, after the 91st day following the deposit, the trust funds shall not be subject to the effects of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally under any applicable United States or state law;

                  (vii) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

                  (viii) the Company must deliver to the applicable Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent \ relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.5. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

         Subject to Section 8.6 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Trustee") pursuant to Section 8.4 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal of, premium, if any, and interest (including Additional Interest), if any, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

         Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(i) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.6. REPAYMENT TO THE COMPANY OR THE GUARANTORS.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, or interest (including Additional Interest), if any, on, any Note and remaining unclaimed for two years after such principal, premium, or interest (including Additional Interest) has become due and payable shall be paid to the Company (or if deposited with the Trustee or any Paying Agent by a Guarantor, such Guarantor) on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, at the expense of the Company, cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Company (or if deposited with the Trustee or any Paying Agent by a Guarantor, such Guarantor).

SECTION 8.7. REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.2 or
8.3 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.2 or 8.3 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.2 or 8.3 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, or interest (including Additional Interest), if any, on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9.

                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.1. WITHOUT CONSENT OF HOLDERS.

         Notwithstanding Section 9.2 hereof, the Company and the Trustee may amend or supplement this Indenture or the Notes, as applicable, without the consent of any Holder:

                  (1) to evidence the succession of another Person to the Company, or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Company herein and under the Notes; or

                  (2) to add to the covenants of the Company for the benefit of Holders of Notes or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of Notes; provided, however, that in respect of any such additional Event of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of Notes to which such additional Events of Default apply to waive such default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in uncertificated form; or

                  (5) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

                  (6)      to secure the Notes pursuant to the requirements of
         Section 4.8 or otherwise; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

                  (8) to cure any ambiguity, to correct any defect or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided, that such action pursuant to this clause (8) shall not adversely affect the interests of the Holders of Notes; or

                  (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the Defeasance and discharge of any Notes pursuant to Article 8; provided, that any such action shall not adversely affect the interests of the Holders of Notes; or

                  (10) to comply with the rules or regulations of any securities exchange or automated quotation system on which the Notes may be listed or traded; or

                  (11) to add to, change or eliminate any of the provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the TIA; provided, that such action does not adversely affect the rights or interests of any Holder of Notes.

         Upon the request of the Company accompanied by a resolution of the Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section
9.6 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.2. WITH CONSENT OF HOLDERS OF NOTES.

         Except as provided below in this Section 9.2, the Company and the Trustee may amend or supplement this Indenture or the Notes, as applicable, with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and, subject to Sections 6.4 and 6.7 hereof, any existing Default or Event of Default (other than an Event of Default in the payment of the principal of, premium, or interest (including Additional Interest), if any, on the Notes resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes).

         However, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder):

                  (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the;

                  (3) reduce the rate of or change the time for payment of interest on, or premium payable with respect to, any Note;

                  (4) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest (including Additional Interest), if any, on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

                  (5) make any Note payable in money other than that stated in the Notes;

                  (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or Events of Defaults or the rights of Holders of Notes to receive payments of principal of or premium, if any, or interest (including Additional Interest), if any, on the Notes;

                  (7)      waive a redemption payment with respect to any Note;
                           or

                  (8) make any change in the foregoing amendment and waiver provisions.

         In addition, any amendment to the provisions of Articles 10 and 12 hereof, including the related definitions, shall require the consent of the Holders of at least 75% in aggregate principal amount of the Notes issued hereunder that are then outstanding if such amendment would adversely affect the rights of Holders of any of the Notes. Further, no amendment may be made to the provisions of Articles 8, 10 or 12 hereof that adversely affects the rights of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or a Representative thereof authorized to give consent) consent to such amendment.

         Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.6 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

SECTION 9.3. COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

SECTION 9.4. REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

         The Company may, but shall not be obligated to, fix a record date for determining which Holders must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at the later of (a) 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.5 or (b) such other date as the Company shall lawfully designate. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who held Notes at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date.

SECTION 9.5. NOTATION ON OR EXCHANGE OF NOTES.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company, in exchange for all Notes, may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.6. TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amended or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it pursuant to a Board Resolution. In executing any amended or supplemental Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental Indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10.

                              SUBSIDIARY GUARANTEES

SECTION 10.1. ABSOLUTE AND UNCONDITIONAL GUARANTEE.

         Each Guarantor fully, absolutely, irrevocably, unconditionally, and jointly and severally, Guarantees (such guarantee to be referred to herein as the "Subsidiary Guarantee") to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes and the obligations of the Company hereunder or thereunder, that: (a) the principal of and interest (including Additional Interest, if any) on the Notes shall be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest (including Additional Interest, if any), to the extent lawful, of the Notes and all other Obligations of the Company to the Holders or the Trustee hereunder or thereunder and under the Purchase Agreement and the Registration Rights Agreement will be promptly paid in full or performed, all in accordance with the terms hereof and thereof and (b) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (a) and (b) above, to the limitations set forth in Section 10.4. Each Guarantor agrees that its Obligations hereunder shall be absolute, unconditional and irrevocable, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Guarantor and each such legal or equitable discharge is hereby irrevocably and forever waived. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that (except as otherwise set forth in this Section 10) this Subsidiary Guarantee shall not be discharged except by complete performance of the Obligations contained in the Notes, this Indenture and in this Subsidiary Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any Custodian acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect as to such amount only. Each Guarantor further agrees that as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations Guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in
Article 6, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Subsidiary Guarantee. The obligation of each Guarantor shall be joint and several and each Guarantor shall be fully liable for all of the indebtedness and obligations described in this Section 10.1. No full or partial discharge, release or forgiveness of the obligations of a Guarantor hereunder shall in any way discharge, release, forgive or otherwise amend or modify the guarantee obligations of any other Guarantor. Each Guarantor agrees that its obligations hereunder are unconditional and absolute and not subject to any right of offset or counterclaim, all of which are waived by each Guarantor. Each Guarantor shall satisfy its guarantee obligations hereunder, and pay all guaranteed obligations hereunder within one Business Day after demand has been made therefor.

SECTION 10.2. SEVERABILITY.

         In case any provision of this Subsidiary Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.3. RELEASE OF A GUARANTOR.

         (a) In the event of any of the following: (i) a sale or other disposition of all or substantially all of the assets of any Guarantor to a third party other than the Company or an Affiliate of the Company (including by way of merger or consolidation), (ii) a sale of all of the Capital Stock of any Guarantor, (iii) the Company designates any Guarantor to be an Unrestricted Subsidiary, in each case, in a manner in accordance with, and pursuant to, the terms of this Indenture, or (iv) upon the Legal Defeasance of the Notes, then such Guarantor (in the event of a sale or other disposition, by way of such a merger or consolidation, of all of the

Capital Stock of such Guarantor or any such designation) or the entity acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be released and relieved of any obligations under its Subsidiary Guarantee.

         (b) In the case of a sale or other disposition of all or substantially all of the assets of a Guarantor, upon the assumption provided for in Section 10.5(b), such Guarantor shall be discharged from all further liability and obligation under this Indenture.

         (c) The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a written request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 10.3 and the other provisions of this Indenture.

         (d) Any Guarantor not so released remains liable for the full amount of principal of and interest on the Notes as provided in this Article 11.

SECTION 10.4. LIMITATION OF GUARANTOR'S LIABILITY.

         Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and each such Guarantor hereby irrevocably agree that the Obligations of such Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any Obligations under the New Credit Facility) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee or pursuant to Section 10.6, result in the Obligations of such Guarantor under its Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

SECTION 10.5. GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

         No Guarantor may sell or dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another Person (other than the Company or another Guarantor) whether or not affiliated with such Guarantor unless, immediately after giving effect to that transaction, no Default or Event of Default exists.

         Further, Article 5 hereof, and not this Section 10.5, shall be applicable in the event such sale, merger or consolidation constitutes a sale of substantially all of the assets of the Company.

SECTION 10.6. CONTRIBUTION.

         In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Guarantor's Obligations with respect to this Subsidiary Guarantee.

SECTION 10.7. WAIVER OF SUBROGATION.

         Until payment in full in cash of the Notes, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Subsidiary Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 10.7 is knowingly made in contemplation of such benefits.

SECTION 10.8. EXECUTION OF SUBSIDIARY GUARANTEE.

         To evidence their guarantee to the Holders specified in Section 10.1, the Guarantors hereby agree to execute the Subsidiary Guarantee in substantially the form of Exhibit A required to be endorsed on each Note ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 10.1 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee. Each such Subsidiary Guarantee shall be signed on behalf of each Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Subsidiary Guarantee prior to the authentication of the Note on which it is endorsed, and the delivery of such Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Subsidiary Guarantee on behalf of such Guarantor. Such signatures upon the Subsidiary Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Subsidiary Guarantee, and in case any such officer who shall have signed the Subsidiary Guarantee shall cease to be such officer before the Note on which such Subsidiary Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed the Subsidiary Guarantee had not ceased to be such officer of the Guarantor.

                                   ARTICLE 11.

                                  MISCELLANEOUS

SECTION 11.1. TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

SECTION 11.2. NOTICES.

         Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

         If to the Company or any Guarantor:

         Caraustar Industries, Inc.
         3100 Joe Jerkins Boulevard
         Austell, Georgia 30106
         Attention: Chief Financial Officer
         Telephone:    (770) 948-3101
         Fax:          (770) 732-3401

         If to the Trustee:

         The Bank of New York
         101 Barclay Street, Floor 21 West
         New York, NY 10286
         Fax:          (212) 815-5915
         Attention:    Corporate Trust Trustee Administration

         Each of the Company, the Guarantors and the Trustee, by notice to the others, may designate additional or different addresses for subsequent notices or communications. All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first class mail, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 11.3. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.4. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.5 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.5 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 11.5. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA
Section 314(e) and shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 11.6.     RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.7. NO PERSONAL LIABILITY OF PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AND STOCKHOLDERS AND STOCKHOLDERS.

         No past, present or future director, officer, employee, incorporator or shareholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 11.8.     GOVERNING LAW.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES AND WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 11.9.     NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.10.    SUCCESSORS.

         All agreements of the Company and the Guarantors in this Indenture, the Subsidiary Guarantees and the Notes shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.11.    SEVERABILITY/INDEPENDENCE OF COVENANTS.

         In case any provision in this Indenture, in the Notes or in the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Each covenant or obligation set forth herein shall be independent of the others and any waiver or consent to departure with respect to one covenant shall not be deemed or construed to be a waiver or consent to departure with respect to any other covenant.

SECTION 11.12.    COUNTERPART ORIGINALS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.13.    TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.


                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Indenture as of the date and year first written above.


          THE COMPANY:

          CARAUSTAR INDUSTRIES, INC.


          By: /s/ H. Lee Thrash III
             -----------------------------------------
          Name:  H. Lee Thrash III
          Title:    Chief Financial Officer

          By: /s/ Marinan R. Mays
             -----------------------------------------
          Name:  Marinan R. Mays
          Title:    Secretary


          THE GUARANTORS:

          AUSTELL BOX BOARD CORPORATION
          AUSTELL HOLDING COMPANY, LLC
          BUFFALO PAPERBOARD CORPORATION
          CAMDEN PAPERBOARD CORPORATION
          CARAUSTAR CUSTOM PACKAGING GROUP, INC.
          CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC.
          CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS GROUP, INC.
          CARAUSTAR PAPERBOARD CORPORATION
          CARAUSTAR RECOVERED FIBER GROUP, INC.
          CAROLINA COMPONENT CONCEPTS, INC.
          CAROLINA CONVERTING INCORPORATED
          CAROLINA PAPER BOARD CORPORATION
          CAROTELL PAPER BOARD CORPORATION
          CHATTANOOGA PAPERBOARD CORPORATION
          CHICAGO PAPERBOARD CORPORATION
          CINCINNATI PAPERBOARD CORPORATION
          COLUMBUS RECYCLING, INC.
          FEDERAL TRANSPORT, INC.
          GYPSUM MGC, INC.
          HALIFAX PAPER BOARD COMPANY, INC.
          MCQUEENEY GYPSUM COMPANY

                   [List of Guarantors Continued on Next Page]

    [SIGNATURE PAGE OF GUARANTORS TO CARAUSTAR 7-1/4% SENIOR NOTES INDENTURE]

             MCQUEENY GYPSUM COMPANY, LLC
             NEW AUSTELL BOX BOARD COMPANY
             PAPER RECYCLING, INC.
             PBL INC.
             READING PAPERBOARD CORPORATION
             RICHMOND PAPERBOARD CORPORATION
             SPRAGUE PAPERBOARD, INC.
             SWEETWATER PAPER BOARD COMPANY, INC.


             By: /s/ H. Lee Thrash III
                 ----------------------------------------
             Name:  H. Lee Thrash III
             Title: Vice President

             By: /s/ Marinan R. Mays
                 ----------------------------------------
             Name:  Marinan R. Mays
             Title: Assistant Secretary

             CARAUSTAR, G.P.

             BY:    CARAUSTAR INDUSTRIES, INC.,
                    ITS CO-GENERAL PARTNER


                    By: /s/ H. Lee Thrash III
                      -----------------------------------
                    Name:  H. Lee Thrash III
                    Title: Chief Financial Officer

                    By: /s/ Marinan R. Mays
                      -----------------------------------
                    Name:  Marinan R. Mays
                    Title: Secretary

             BY:    CARAUSTAR INDUSTRIAL & CONSUMER
                      PRODUCTS GROUP, INC.,
                         ITS CO-GENERAL PARTNER


                    By: /s/ H. Lee Thrash III
                       ----------------------------------
                    Name:  H. Lee Thrash III
                    Title: Vice President

                    By: /s/ Marinan R. Mays
                       ----------------------------------
                    Name:  Marinan R. Mays
                    Title: Assistant Secretary


                       [SIGNATURES CONTINUED ON NEXT PAGE]

           [SIGNATURE PAGE TO CARAUSTAR 7-1/4% SENIOR NOTES INDENTURE]



                 THE TRUSTEE:

                 THE BANK OF NEW YORK, AS TRUSTEE


                 By: /s/ Robert A. Massimillo
                    -----------------------------------------
                 Name: Robert A. Massimillo
                      ---------------------------------------
                 Title: Assistant Vice President
                       --------------------------------------

                           EXHIBIT A SENIOR INDENTURE

                              (Face of Senior Note)
                          7-1/4% Senior Notes due 2010

NO. ____-____                                                     $29,000,000(1)

                               CUSIP NO. 140909AE2

                           CARAUSTAR INDUSTRIES, INC.

promises to pay to CEDE & CO(1)., or registered assigns,

the principal sum of Twenty-nine Million Dollars ($29,000,000)(1) on May 1, 2010

Interest Payment Dates:  May 1 and November 1.

Record Dates:  April 15 and October 15.

                                     CARAUSTAR INDUSTRIES, INC.

                  (SEAL)             By:
                                        ------------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------

                                     By:
                                        ------------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------

This is one of the Notes referred to in the within-mentioned Indenture:

Dated:  March 29, 2001

THE BANK OF NEW YORK,
    AS TRUSTEE

By:
   ------------------------------------
           Authorized Signatory


--------------------
(1)To be included only if the Note issued in Global form.

                          7-1/4% Senior Notes due 2010

         Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC") to the Company (as defined below) or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.(2)

         THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (A) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR
         (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (B) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION

---------------------
(2) To be included only if the Note is issued in Global form.

         STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                  (C) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                            (Reverse of Senior Note)

         1. INTEREST. The Notes will be limited in aggregate principal amount to $29,000,000 and will mature on May 1, 2010. Caraustar Industries, Inc., a North Carolina corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate of 7.25% per annum from March 29, 2001 until maturity (including any Additional Interest required to be paid pursuant to the provisions of the Registration Rights Agreement). The Company will pay interest semiannually in arrears on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance; provided, however, that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and, provided further, that the first Interest Payment Date shall be November 1, 2001. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Notes. All such default interest shall be payable on demand. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Additional Interest to the Persons who are registered Holders of Notes at the close of business on April 15 or October 15 immediately preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, and interest (including any Additional Interest), if any, at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of interest (including Additional Interest), if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided, however, that payment by wire transfer of immediately available funds will be required with respect to principal of, and premium and interest (including Additional Interest), if any, on all Global Notes and all other Notes the Holders of which shall have provided appropriate wire transfer instructions to the Company or the Paying Agent. Until otherwise designated by the Company, the Company's office or agency will be the office of the Trustee maintained for such purpose. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE. The Company issued this Note under an Indenture dated as of March 29, 2001 (as the same may be amended, modified or supplemented from time to time, the "Indenture") among the Company, the Guarantors party thereto, and the Trustee. The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms and Holders are referred to the Indenture and the TIA for a statement of such terms. The Notes are general unsecured obligations of the Company limited to $29,000,000 in aggregate principal amount. As provided in Article 11 of the Indenture, the payment on each Note is Guaranteed on a senior basis by the Guarantors. The Holder of Notes are subject to, and entitled to all of the benefits of, the Indenture, including the Subsidiary Guarantees of the Guarantors, as set forth therein.

         5.       OPTIONAL REDEMPTION.

                  This Note is subject, at the election of the Company, to redemption as a whole or in part at any time upon not less than 30 nor more than 60 days' notice by mail at the greater of (i) 100% of the principal amount of this Note being redeemed or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on this Note (not including any portion of those payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis assuming a 360-day year consisting of twelve 30 day months at the Adjusted Treasury Rate plus 25 basis points plus, in each case, accrued and unpaid interest (including Additional Interest) on this Note to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

         For purposes of determining the amount at which this Note may be redeemed, the following terms shall have the meanings set forth next to each of them below:

                  "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury

         Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

                  "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotation, or (ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the quotations.

                  "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

                  "Reference Treasury Dealer" means (i) each of Credit Suisse/First Boston Corporation Banc of America Securities LLC, Deutsche Banc Alex. Brown Inc. and SunTrust Equitable Securities Corporation and their respective successors; however, if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the redemption date.

         In the event of redemption of this Note in part only, a new Note or Notes and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         6.       MANDATORY REDEMPTION.

         The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

         7.       NOTICE OF REDEMPTION.

         Notice of redemption shall be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such

Note shall state the portion of the principal amount thereof to be redeemed. Notes may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption.

         8.       DENOMINATIONS, TRANSFER, EXCHANGE.

         The Notes are in registered form without interest coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before the date on which a notice of redemption is mailed or during the period between a record date and the corresponding Interest Payment Date.

         9. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest (including Additional Interest), if any, on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consent obtained in connection with a purchase of or tender offer or exchange for Notes). Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to the Holders of the Notes in the case of a merger, consolidation or sale of all or substantially all of the assets of the Company, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

         11. DEFAULTS AND REMEDIES. Events of Default include: (i) default in he payment of any interest (including Additional Interest) upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; (ii) default in the payment of the principal of (or premium, if any, on) any Note; (iii) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 45 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; (iv) a default under any bond, debenture, note or other evidence of the Indebtedness of the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company (including this Indenture), whether such Indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay such Indebtedness in a principal amount in excess of $15 million when due and payable at final maturity, after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness in a principal amount in excess of $15 million becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 15 days after there shall have been given, by overnight mail or other same day or overnight delivery service which can provide evidence of delivery, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Notes a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; and (v) certain events of bankruptcy or insolvency with respect to the Company. The Trustee must, within 90 days after the occurrence of a Default or Event of Default, give to the Holders notice of all uncured Defaults or Events of Default known to it; provided, however, that except in the case of a Default or Event of Default in payment of any Note, the Trustee may withhold such notice if a committee of its Responsible Officers in good faith determines that the withholding of such notice is in the interest of the Holders. The Company is required to furnish annually to the Trustee a certificate as to their compliance with the terms of the Indenture.

         12. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company, with the same rights it would have if it were not Trustee.

         13. No RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator or shareholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Subsidiary Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

         14. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

         16. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER-RESTRICTED SECURITIES. In addition to the rights provided to Holders of the Notes under the Indenture, Holders shall have all the rights set forth in the Registration Rights Agreement dated as of March 22, 2001 among the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

         17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         18. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

         19. Terms used herein and not defined herein have their respective defined meanings as set forth in the Indenture.

         The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

         Caraustar Industries, Inc.
         3100 Joe Jerkins Boulevard
         Austell, Georgia 30106
         Attn:    Chief Financial Officer

                           SENIOR SUBSIDIARY GUARANTEE


         Austell Box Board Corporation, Austell Holding Company, LLC, Buffalo Paperboard Corporation, Camden Paperboard Corporation, Caraustar, G.P., Caraustar Custom Packaging Group, Inc., Caraustar Custom Packaging Group (Maryland), Inc., Caraustar Industrial & Consumer Products Group, Inc., Caraustar Paperboard Corporation, Caraustar Recovered Fiber Group, Inc., Carolina Component Concepts, Inc., Carolina Converting Incorporated, Carolina Paper Board Corporation, Carotell Paper Board Corporation, Chattanooga Paperboard Corporation, Chicago Paperboard Corporation, Cincinnati Paperboard Corporation, Columbus Recycling, Inc., Federal Transport, Inc., Gypsum MGC, Inc., Halifax Paperboard Company, Inc., McQueeney Gypsum Company, McQueeny Gypsum Company, LLC, New Austell Box Board Company, Paper Recycling, Inc., PBL Inc., Reading Paperboard Corporation, Richmond Paperboard Corporation, Sprague Paperboard, Inc., and Sweetwater Paper Board Company, Inc. (the "Guarantors") have unconditionally guaranteed (such guarantee by each Guarantor being referred to herein as the "Subsidiary Guarantee") (i) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article 10 of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         No director, officer, employee or stockholder, as such, of the Guarantor shall have any liability under the Subsidiary Guarantee. Each holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Subsidiary Guarantees.


                            [CONTINUED ON NEXT PAGE]

         The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  AUSTELL BOX BOARD CORPORATION
                  AUSTELL HOLDING COMPANY, LLC
                  BUFFALO PAPERBOARD CORPORATION
                  CAMDEN PAPERBOARD CORPORATION
                  CARAUSTAR CUSTOM PACKAGING GROUP, INC.
                  CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC. CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS GROUP, INC. CARAUSTAR PAPERBOARD CORPORATION
                  CARAUSTAR RECOVERED FIBER GROUP, INC.
                  CAROLINA COMPONENT CONCEPTS, INC.
                  CAROLINA CONVERTING INCORPORATED
                  CAROLINA PAPER BOARD CORPORATION
                  CAROTELL PAPER BOARD CORPORATION
                  CHATTANOOGA PAPERBOARD CORPORATION
                  CHICAGO PAPERBOARD CORPORATION
                  CINCINNATI PAPERBOARD CORPORATION
                  COLUMBUS RECYCLING, INC.
                  FEDERAL TRANSPORT, INC.
                  GYPSUM MGC, INC.
                  HALIFAX PAPER BOARD COMPANY, INC.
                  MCQUEENEY GYPSUM COMPANY
                  MCQUEENY GYPSUM COMPANY, LLC
                  NEW AUSTELL BOX BOARD COMPANY
                  PAPER RECYCLING, INC.
                  PBL INC.
                  READING PAPERBOARD CORPORATION
                  RICHMOND PAPERBOARD CORPORATION
                  SPRAGUE PAPERBOARD, INC.
                  SWEETWATER PAPER BOARD COMPANY, INC.

                  By:
                      ---------------------------------------
                  Name:
                        -------------------------------------
                  Title:
                         ------------------------------------

                  By:
                      ---------------------------------------
                  Name:
                        -------------------------------------
                  Title:
                         ------------------------------------


                   [LIST OF GUARANTORS CONTINUED ON NEXT PAGE]

           [CONTINUATION OF SIGNATURE PAGE OF GUARANTORS TO CARAUSTAR
                           7-1/4% SENIOR GLOBAL NOTE]


                         CARAUSTAR, G.P.

                         BY:      CARAUSTAR INDUSTRIES, INC.,
                                     ITS CO-GENERAL PARTNER

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                         BY:      CARAUSTAR INDUSTRIAL & CONSUMER
                                     PRODUCTS GROUP, INC.,
                                        ITS CO-GENERAL PARTNER

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
                  (Insert assignee's Soc. Sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and  irrevocably  appoint  ________________________________________________  to

transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:
     ----------------------
                                      Your Signature:
                                                     ---------------------------
                                      (Sign  exactly as your name appears on the
                                       face of this Note)

                                      Signature Guarantee(3):
                                                             -------------------




-----------------------
(3) Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                SCHEDULE OF EXCHANGES OF CERTIFICATED SECURITIES

         The following exchanges of a part of this Global Note for Certificated Securities have been made:(4)

                                                     Principal
                   Amount of        Amount of        Amount of        Signature of
                  decrease in      increase in       this Global       authorized
   Date of         Principal        Principal      Note following     signatory of
   Exchange        Amount of        Amount of      such decrease       Trustee or
                  this Global      this Global     (or increase)     Note Custodian
                     Note             Note
----------------------------------------------------------------------------------






--------------------
(4) To be included only if the Note is to be issued in Global form.

                          EXHIBIT B TO SENIOR INDENTURE

 CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF NOTES

The Bank of New York, as Trustee
101 Barclay Street, Floor 21 West
New York, NY 10286

         Re:      7-1/4% Senior Notes due 2010 of Caraustar Industries, Inc.

_________This Certificate relates to $29,000,000 principal amount of Notes held in *______________ book-entry or *____________ definitive form by ______________
(the "Transferor").

The Transferor:

         [ ] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

         [ ] has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

         In connection with such request and in respect of each such Note, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above captioned Notes and as provided in Section 2.6 of such Indenture, the transfer of this Note does not require registration under the Securities Act (as defined below) because:*

         [ ] Such Note is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 2.6(a)(ii)(A) or Section 2.6(d)(i)(A) of the Indenture).

         [ ] Such Note is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A (in satisfaction, to the extent applicable, of Section 2.6(a)(ii)(B), Section 2.6(b)(1)(x) or Section 2.6(d)(i)(B) of
                  the Indenture).

         [ ] Such Note is being transferred in accordance with Rule 144 or Rule 904 under the Securities Act.



------------------
(*)Check applicable box.

[ ] Such Note is being transferred pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 2.06(a)(1i)(B) or Section 2.06(d)(1)(B) of the Indenture).


                                       ----------------------------------------
                                       [INSERT NAME OF TRANSFEROR]


                                       By:
                                          -------------------------------------

Date:
     ---------------------------





--------------------
(*)Check applicable box.



                                      B-2